SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                (Amendment No. 3)

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 15, 2000


                            MERCHANTONLINE.COM, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Florida                            0-22607                    84-1233073
---------------                   ----------------           -------------------
(State or other                   (Commission File             (IRS Employer
jurisdiction of                        Number)               Identification No.)
incorporation)



                         902 CLINT MOORE ROAD, SUITE 114
                                BOCA RATON, FLORIDA                33487
                    -----------------------------------------    ----------
                    (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (561) 864-6000


         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

MerchantOnline.com, Inc., a Florida corporation, is filing this Amendment to its Form 8-K/A dated July 31, 2000 in order to replace Item 7. (b) Pro Forma Financial Information filed as an exhibit to such Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (b) Pro Forma Financial Information.

         The pro forma financial statements for the year ended October 31, 1999 and the six months ended April 30, 2000 are attached.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MERCHANTONLINE.COM, INC.

         Date:  August 29, 2000                By: /s/ TAREK KIRSCHEN
                                                   -----------------------------
                                                   Tarek Kirschen, President

                         PRO FORMA FINANCIAL INFORMATION


                  MERCHANTONLINE.COM, INC. AND INNOVONICS, INC.

                  INTRODUCTION TO PRO FORMA CONDENSED FINANCIAL
                                   STATEMENTS
                                   (UNAUDITED)

Effective May 15, 2000, MerchantOnline.com, Inc. (MOL), consummated an agreement and plan of reorganization (the "Agreement") with Innovonics, Inc. (the Company), and Innovonics Acquisition Corp., a wholly-owned subsidiary of MerchantOnline.com, Inc. In connection with the Agreement, Innovonics Acquisition Corporation merged with and into Innovonics, Inc. in a reverse triangular merger (the "Merger"), with Innovonics, Inc. the surviving corporation. Pursuant to the Merger, MerchantOnline.com, Inc. issued 8,976,488 shares of common stock for 90.1 percent of the outstanding shares and issued stock options and warrants to purchase 1,023,512 shares of common stock in exchange for all of the outstanding stock options and warrants of Innovonics, Inc. Additionally, MOL agreed to issue additional shares to the Company if on the first anniversary date of the transaction, the fair value of the shares issued in the Merger, as determined by the trading price of the stock for a specific period of time, is less than $25,000,000.

MOL has determined the purchase price to be $24,998,491, which consists of the fair value of the issued common stock, as determined by an independent appraiser, adjusted by the guarantee of the future stock price ($22,441,220), the fair value of stock options and warrants issued to employees and non-employees ($2,004,137) and the assumption of $543,134 of net liabilities. MOL also recognized $251,791 in compensation expense related to options and warrants issued to non-employees. The purchase price has been allocated to "purchase price to be allocated"($24,988,491).

Effective April 19, 2000, MerchantOnline.com, Inc. (MOL), consummated an agreement and plan of reorganization (the "Agreement") with Web Financial Services Corporation (the Company), a development stage enterprise, and WFS Acquisition Corp., a wholly- owned subsidiary of MerchantOnline.com, Inc. In connection with the Agreement, WFS Acquisition Corporation merged with and into Web Financial Services Corporation in a reverse triangular merger (the "Merger"), with the Company the surviving corporation. Pursuant to the Merger, MOL issued 2,500,000 shares of common stock in exchange for all of the outstanding stock of the Company. Additionally, MOL agreed to issue additional shares to the Company if on the first anniversary date of the transaction, the fair value of the outstanding shares, as determined by the trading price of the stock for a specific period of time, does not equal or exceed $10 per share.

Effective January 7, 2000, MerchantOnline.com, Inc. consummated an agreement and plan of merger (the "Merger") with Approve.net, Inc. In connection with the Merger, MerchantOnline.com, Inc. issued 2,000,000 shares of common stock for all of the outstanding shares of Approve.net, Inc. The value of the MerchantOnline.com, Inc. common shares was determined to be $3.33 per share on the Merger date by an independent appraiser.

The Mergers were accounted for using the purchase method of accounting. The pro forma balance sheet and the pro forma adjustments described in the notes to pro forma financial statements reflect the purchase price as "purchase price to be allocated". The Company is currently in the process of evaluating the fair values of assets acquired, including identifiable intangible assets, if any. These amounts are currently being amortized over three to five-year periods.

The accompanying unaudited pro forma balance sheet as of April 30, 2000, presents the financial position of MerchantOnline.com, Inc. and Innovonics, Inc. at April 30, 2000, assuming the Merger had been consummated on that date. The unaudited pro forma condensed statement of operations for the year ended October 31, 1999, combines the statements of operations of MerchantOnline.com, Inc. for the year ended October 31, 1999, Innovonics, Inc. for the year ended January 31, 2000, Web Financial Services Corp. for the year ended December 31, 1999 and Approve.net, Inc. for the year ended December 31, 1999, and assumes the transactions occurred on November 1, 1998. The unaudited pro forma condensed statement of operations for the six-month period ended April 30, 2000 combines the statements of operations of MerchantOnline.com, Inc. and Innovonics, Inc. for the six-month periods ended April 30, 2000, Web Financial Services Corporation for the five-month period ended March 31, 2000 and Approve.net, Inc. for the two-month period ended December 31, 1999 and assumes the transactions occurred on November 1, 1999. The fourth quarter of fiscal year 2000 (November 30, 1999 to January 31, 2000) for Innovonics, Inc. was included in both the annual and the six-month period presentations. The two months of fiscal year 2000 (November 1, 1999 to December 31, 1999) of Web Financial Services Corporation and Approve.net, Inc. were included in both the annual and the six-month period presentations.

The unaudited pro forma financial information does not purport to be indicative of the results which would have actually have been obtained had such transactions been completed as of the assumed dates and for the periods presented or which may be obtained in the future.

                  MERCHANTONLINE.COM, INC. AND INNOVONICS, INC.
                             PRO FORMA BALANCE SHEET
                                 APRIL 30, 2000
                                   (UNAUDITED)

                              Merchant
                           Online.com, Inc. Innovonics, Inc.
                             Period ended    Period ended   Pro Forma
                            April 30, 2000  April 30, 2000  Adjustments      Combined
                            --------------  --------------  -----------    ------------
Assets

Cash                         $  1,146,603    $   31,840                    $  1,178,443
Prepaid services                  672,525            --                         672,525
Prepaid advertising               464,166            --                         464,166
Deferred advertising               50,834            --                          50,834
Accounts receivable                23,894            --                          23,894
Accounts receivable from
   related party                    7,525            --                           7,525
Due from shareholder                8,723            --                           8,723
Inventory                              --        27,640                          27,640
                             ------------    ----------                    ------------
Total current assets            2,374,270        59,480                       2,433,750
Property and equipment, net     1,153,956         8,619                       1,162,575
Deferred advertising              250,000            --                         250,000
Other assets                       29,077            --                          29,077
Purchase price to be
  allocated                    30,974,036            --      24,988,491(A)   55,962,527
                             ------------    ----------   -------------    ------------
Total assets                 $ 34,781,339    $   68,099   $  24,988,491    $ 59,837,929
                             ============    ==========   =============    ============



Liabilities and equity

Accounts payable             $    869,543    $   32,743                    $   902,286
Accrued expenses and other        353,011            --                        353,011
Notes payable                      25,000            --                         25,000
Other liabilities                 215,600            --                        215,600
Notes payable to shareholder           --         7,050                          7,050
Deferred revenue                   16,496       133,790         (61,525)(A)     88,761
Accrued compensation                   --       429,383                        429,383
Revolving credit arrangements          --        69,792                         69,792
                             ------------    ----------   -------------    ------------
Total current liabilities       1,479,650       672,758         (61,525)     2,090,883

Note payable to shareholder       270,000            --                        270,000
Other liabilities                      --        50,000         (50,000)(A)         --

Equity:
Common stock                       51,537            --           8,976 (A)     60,513
Additional-paid-in capital     39,767,251     2,446,572      24,436,381 (A)
                                                             (2,446,572)(A) 64,203,632
Subscriptions receivable          (25,000)           --              --        (25,000)
Accumulated deficit            (6,762,099)   (3,101,231)      3,101,231 (A) (6,762,099)
                             ------------    ----------   -------------    -----------
Total liabilities and equity $ 34,781,339    $   68,099   $  24,988,491    $59,837,929
                             ============    ==========   =============    ===========


                PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1999
                                   (UNAUDITED)

                                                                   Web
                                  Merchant      Approve.net,  Financial Services Innovonics,     Pro Forma
                               Online.com, Inc.   Inc. (E)      Corp. (F)         Inc. (G)      Adjustments          Combined
                               ---------------  ------------  ----------------- ------------    ------------       ------------
Revenues, net                   $    204,106    $     79,173    $         --    $    222,285    $         --       $    505,564

Costs of revenues                    111,064          32,973              --          86,441              --            230,478
Sales and marketing                1,296,774          14,259              --           3,299              --          1,314,332
General and administrative           721,023          49,872         459,196         305,053         403,633(C)       1,938,777
Depreciation and amortization         30,649          18,857          14,738           9,721      15,755,441(B)      15,829,406
Other expenses - settlement          455,000              --              --              --              --            455,000
                                ------------    ------------    ------------    ------------    ------------       ------------
Total costs and expenses           2,614,510         115,961         473,934         404,514      16,159,074         19,767,993
                                ------------    ------------    ------------    ------------    ------------       ------------

Operating loss                    (2,410,404)        (36,788)       (473,934)       (182,229)    (16,159,074)       (19,262,429)

Interest expense                     (29,924)             --         (17,642)        (34,300)                           (81,866)
                                ------------    ------------    ------------    ------------    ------------       ------------
Net loss                        $ (2,440,328)   $    (36,788)   $   (491,576)   $   (216,529)   $(16,159,074)      $(19,344,295)
                                ============    ============    ============    ============    ============       ============

Net loss per share - Basic and Diluted                                                                                   ($0.37)

Weighted average shares outstanding                                                                                  51,986,494(D)

                PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                  FOR THE SIX MONTH PERIOD ENDED APRIL 30, 2000
                                   (UNAUDITED)

                                                                   Web
                                  Merchant      Approve.net,  Financial Services Innovonics,     Pro Forma
                               Online.com, Inc.   Inc. (E)      Corp. (F)         Inc. (G)      Adjustments          Combined
                               ---------------  ------------  ----------------- ------------    ------------       ------------
Revenues, net                   $     97,770    $     23,434    $         --    $     91,867    $         --       $    213,071

Costs of revenues                     36,699          11,915              --          25,097          73,711
General and administrative         2,616,636          22,478         213,261         250,318         124,808(C)       3,227,501
Depreciation and amortization      1,533,725           3,143           8,403          13,163       6,427,440(B)       7,985,874
                                ------------    ------------    ------------    ------------    ------------       ------------
Total costs and expenses           4,187,060          37,536         221,664         288,578       6,552,248         11,287,086
                                ------------    ------------    ------------    ------------    ------------       ------------

Operating loss                    (4,089,290)        (14,102)       (221,664)       (196,711)     (6,552,248)       (11,074,015)

Interest expense                      (7,149)             --         (12,938)         (8,316)             --            (28,403)
                                ------------    ------------    ------------    ------------    ------------       ------------
Net loss                        $ (4,096,439)   $    (14,102)   $   (234,602)   $   (205,027)   $ (6,552,248)       (11,102,418)
                                ============    ============    ============    ============    ============       ============

Net loss per share - Basic and Diluted                                                                                   ($0.19)

Weighted average shares outstanding                                                                                  59,773,429(D)

NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

BALANCE SHEET ADJUSTMENTS

(A) Reflects the accounting for the purchase of Innovonics, Inc., which consists of the fair value of the issued common stock, as determined by an independent appraiser, adjusted by the guarantee of the future stock price ($22,441,220), the fair value of stock options and warrants issued to employees and non-employees ($2,004,137) and the assumption of $543,134 of net liabilities. MOL also recognized $251,791 in compensation expense related to options and warrants issued to non-employees. The purchase price has been allocated to "purchase price to be allocated"($24,988,491).

INCOME STATEMENT ADJUSTMENTS

(B) Reflects the amortization of the "purchase price to be allocated" over a three-year amortization period for both Approve.net, Inc. and Web Financial Services Corp. and a five-year amortization period for Innovonics, Inc. Actual amortization for future periods will be dependent upon the final allocation of the purchase price, when completed, to identifiable intangible assets and goodwill, if any, and the evaluation of appropriate useful lives for such assets. The Company is currently in the process of evaluating such allocations and useful lives.

(C) Reflects increase of compensation expense for key employees of Innovonics, Inc., Web Financial Services Corp. and Approve.net based on new employment agreements entered into in connection with the Merger, as well as the recognition of a portion of the deferred compensation expense related to the unvested employee and non-employee stock options exchanged in connection with the Innovonics Merger.

(D) Reflects the weighted average number of shares outstanding for the period, after giving effect to the three Mergers, calculated as the historical weighted average common shares for MerchantOnline.com, Inc.

(E) Represents Approve.net, Inc.'s results of operations for the twelve-month period ended December 31, 1999 in the twelve-month presentation and the two-month period ended December 31, 1999 in the six-month presentation.

(F) Represents Web Financial Services Corp.'s results of operations for the twelve-month period ended December 31, 1999 in the twelve-month presentation and the five-month period ended March 31, 2000 in the six-month presentation.

(G) Represents Innovonics, Inc.'s results of operations for the twelve-month period ended January 31, 2000 in the twelve-month presentation.